                          SCHEDULE 14C INFORMATION

      INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement       [ ] Confidential, for Use of
[X]  Definitive Information Statement            the Commission Only (as
                                                 permitted by Rule 14c-5(d)(2))


                           TIDELANDS ROYALTY TRUST B
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                (Name of Registrant as Specified In Its Charter)

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  (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       [Bank of America, N.A. Letterhead]
                                                  Bank of America Private Bank
                                                  TX1-492-19-06
                                                  P.O. Box 832408
                                                  Dallas, TX 75283-2408


February 16, 2001


To the Unitholders of Tidelands Royalty Trust "B":

     Tidelands Royalty Trust "B" was organized under trust laws of the State of Texas in 1954. At that time, a trust had to have a definite or ascertainable termination date. As a result, April 30, 2001 was selected as the termination date of the indenture that established Tidelands Royalty Trust "B." April 30, 2001 is rapidly approaching and the termination date must be extended to continue Tideland's Royalty Trust "B's" operations. If the termination date of the trust is not extended and an alternative is not presented by a majority of the unitholders, then a majority of the unitholders must appoint an agent to receive the interests of the trust. If Tidelands Royalty Trust "B" is terminated, it will no longer be traded on the over-the-counter bulletin board.

     You now have the opportunity to add 20 years to the life of the Trust by amending the indenture to extend the termination date to April 30, 2021. Unitholders owning a majority of the 1,386,375 units of interest must vote to consent in order for the trust to be extended.


     Your consent is important and we urge you to COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING CONSENT BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO MARCH 27, 2001. If you have any questions you can contact Ray Bell (Principal Accounting Officer of Tidelands Royalty Trust "B") (email raybell@airmail.net) or Cindy Stover Miller (Vice President, Bank of America) at
800.985.0794 (email cindymiller@bankofamerica.com).


                                            Sincerely,

                                            BANK OF AMERICA, Trustee

                                            /s/ CINDY STOVER MILLER
                                            Cindy Stover Miller
                                            Vice President

                          TIDELANDS ROYALTY TRUST "B"
                           c/o THE CORPORATE TRUSTEE:
                             BANK OF AMERICA, N.A.
                                P.O. BOX 830241
                            DALLAS, TEXAS 75283-0241

                   NOTICE OF SOLICITATION OF WRITTEN CONSENTS

     To the holders of units of beneficial interest (the "Units") of Tidelands Royalty Trust "B," a royalty trust created under the laws of the State of Texas (the "Trust"):

     On behalf of the Trust, Bank of America, N.A., the Trustee of the Trust, is soliciting the written consent of the holders of Units ("Unitholders") to take the following action without a meeting:

     Extend the date of the termination of the Trust to April 30, 2021 (the "Trust Extension").


     Unitholders are being asked to express their consent to the Trust Extension by MARKING, SIGNING, DATING AND MAILING the enclosed consent form in the postage-paid envelope and returning it promptly in accordance with the instructions set forth below. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Your consent, however, is important because the consent of the holders of a majority of the Units is required to extend the termination date of the Trust. In order for your consent to be counted, the Trustee must receive your consent form on or before 5:00 p.m., New York time, March 27, 2001. If your Units are held in "street-name," your broker may consent on your behalf if you do not direct your broker to refuse to consent. If your Units are held in "street-name," you should follow your broker's instructions to complete your Consent.



     Bank of America, N.A., the Trustee of the Trust, RECOMMENDS THAT YOU CONSENT TO THE TRUST EXTENSION. This consent solicitation and the enclosed consent form are first being furnished to the Unitholders on or about February 23, 2001.


                                            BY ORDER OF THE TRUSTEE

                                            BANK OF AMERICA, N.A., Trustee

                                            /s/ CINDY STOVER MILLER
                                            Cindy Stover Miller,
                                            Vice President

Dallas, Texas

February 16, 2001

                          TIDELANDS ROYALTY TRUST "B"
                           c/o THE CORPORATE TRUSTEE:
                             BANK OF AMERICA, N.A.
                                P.O. BOX 830241
                            DALLAS, TEXAS 75283-0241

                INFORMATION CONCERNING THE CONSENT SOLICITATION


     This Information Statement and the accompanying form of consent (the "Consent") are being mailed to the holders of units of beneficial ownership (the "Units") of Tidelands Royalty Trust "B," a royalty trust created under the laws of the State of Texas (the "Trust"), on or about February 23, 2001. On behalf of the Trust, the Trustee of the Trust, Bank of America, N.A. (The "Trustee"), is soliciting your consent in connection with the extension of the termination date of the Trust. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                         SUMMARY OF CONSENT PROCEDURES


     Only holders of Units ("Unitholders") of record at the close of business on February 16, 2001 (the "Record Date"), will be entitled to notice of, and to consent pursuant to, this consent solicitation. Moreover, no Consent will be counted unless it is received by the Trustee on or before 5:00 p.m., New York time, March 27, 2001.


     The accompanying form of Consent is designed to permit you to consent to, withhold consent to, or abstain from giving consent to the extension of the termination date of the Trust to April 30, 2021 (the "Trust Extension"). If your Units are held in "street-name," follow your broker's instructions to complete your Consent. If your Units are held in "street-name," your broker may consent on your behalf if you do not direct your broker to refuse to consent. In the event that a broker indicates on a Consent that it does not have discretionary authority as to certain Units to vote, those Units will have the same effect as a vote "against" the Trust Extension. The Trust Extension will become effective on the date that the Trustee receives Consents consenting to the Trust Extension from the holders of the majority of the Units outstanding on the Record Date. When a Unitholder's executed and dated Consent specifies a choice, the Units will be counted accordingly. If no choice is made, the executed and dated Consent will constitute consent to the Trust Extension.

     There were at the close of business on the Record Date approximately 1,386,375 Units outstanding and entitled to vote. Each Unitholder is entitled to one vote for each Unit held by it as of the Record Date.


     THE TRUSTEE RECOMMENDS THAT YOU CONSENT TO THE TRUST EXTENSION. YOUR CONSENT IS IMPORTANT. PLEASE MARK, SIGN, AND DATE THE ENCLOSED CONSENT FORM AND RETURN IT PROMPTLY. FAILURE TO SIGN AND RETURN YOUR CONSENT SO THAT IT IS RECEIVED BY THE TRUSTEE ON OR BEFORE 5:00 P.M. NEW YORK TIME, MARCH 27, 2001, WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE TRUST EXTENSION.



          The date of this information statement is February 16, 2001.

REVOCATION

     Any Unitholder giving a Consent has the right to revoke the Consent at any time prior to the time when the Trustee receives Consents approving the Trust Extension that are executed by the holders of a majority of the outstanding Units. Revocation may be made by giving written notice to the Trust addressed to Tidelands Royalty Trust "B," c/o the Corporate Trustee: Bank of America, N.A., P.O. Box 830241, Dallas, Texas 75283-0241. However, no such revocation shall be effective until such notice of revocation has been received by the Trust.

     All questions to the form and validity (including time of receipt) of any revocation of a Consent will be determined by the Trustee, in its sole discretion, which determination shall be final and binding. The Trustee will be under no duty to give notification of defects or irregularities in any revocation of a Consent.

COSTS AND MEANS OF SOLICITATIONS

     In addition to the solicitation of Consents by use of the mail, the Trustee and regular employees of the Trust may solicit the return of Consents by personal interview, telephone, and telegraphy. Such officers and employees will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will be requested to forward solicitation materials to the beneficial owners of the Units requesting authority for the execution of the Consent. The cost of preparing, printing, assembling, and mailing this Information Statement, the form of Consent enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of the Units, and other costs of solicitation will be borne by the Trust. The Trustee will receive an additional fee from the Trust for the increased time and expense involved with coordinating this solicitation.

ABSTENTIONS AND BROKER NON-VOTES

     Because approval of the Trust Extension requires the affirmative vote of the holders of a majority of the Units, abstentions and broker non-votes will have the same effect as a vote against the Trust Extension.

DISSENTERS' RIGHTS

     Under applicable law, dissenters' appraisal rights do not apply to the Unitholders vote on the Trust Extension.

                                TRUST EXTENSION

GENERAL

     The Tidelands Royalty Trust "B" Indenture (the "Indenture"), provides that the Trust will continue until April 30, 2001, unless the termination date of the Trust is extended.

PROPOSAL

     The Trust proposes that the termination date of the Trust be extended until April 30, 2021. Accordingly, if the Trust Extension is approved, the Trust will continue until April 30, 2021, unless it is otherwise terminated in accordance with the terms of the Indenture.

EFFECT OF A NEGATIVE VOTE ON TRUST EXTENSION

     If the Trust Extension is not approved and no other action is taken by the Unitholders, the Trust will terminate on April 30, 2001. Upon termination of the Trust, the Trustee, after paying all of the obligations of the Trust, shall transfer to an agent appointed by the holders of a majority of the outstanding Units the interests in the Trust by recordable assignment but without warranty. If no agent is appointed, then the Trust may be liquidated. Prior to the termination of the Trust, no Unitholder shall have any legal title in or to any of the properties comprising the trust estate nor the right to secure any partition of it.

     Alternatively, if the Trust Extension is not approved, the holders of a majority of the outstanding Units may direct the Trustee to create one or more corporations to receive and hold the trust estate, or any portion of it, unless the Trustee receives written objection to the creation of a corporation from any Unitholder within 20 days from the date of mailing to the Unitholder the first notice of the proposed action.

     Finally, if the Trust Extension is not approved and no other action is taken, then on April 30, 2001 the Trust will terminate and the Trust will cease to be traded on the Over-the-Counter Bulletin Board.

REQUIREMENTS FOR APPROVAL


     The Trust Extension will be deemed approved by the Unitholders if, on or prior to 5:00 p.m., New York time, March 27, 2001, the Trustee receives Consents consenting to the Trust Extension from the holders of a majority of the outstanding Units as of the Record Date.


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth the persons known to the Trust who beneficially own more than five percent of the outstanding Units as of February 16, 2001:


                                               AMOUNT AND NATURE OF   PERCENT
TITLE OF CLASS           NAME AND ADDRESS      BENEFICIAL OWNERSHIP   OF CLASS
--------------           ----------------      --------------------   --------
Units of Beneficial  Marine Petroleum Trust          452,366            32.6%
  Interest           P.O. Box 83024
                     Dallas, Texas 75283-0241

     There are no executive officers or directors of the Trust. The Trustee does not beneficially own any units of the Trust.

                              UNITHOLDER PROPOSALS

     The Trust does not hold regular meetings because the Indenture does not provide for annual or regular meetings. Moreover, because Unitholders have very limited voting rights under the Indenture, the Trustee has not set a date for submitting Unitholder proposals for any future meetings.

                                            BY ORDER OF THE TRUSTEE,

                                            BANK OF AMERICA, N.A., Trustee

                                            /s/ CINDY STOVER MILLER
                                            Name: Cindy Stover Miller
                                            Title: Vice President

Dallas, Texas
February 16, 2001

                          TIDELANDS ROYALTY TRUST "B"

               CONSENT OF UNITHOLDERS TO ACTION WITHOUT A MEETING

    Unless otherwise indicated below, the undersigned, a Unitholder on February 16, 2001, of Tidelands Royalty Trust "B," hereby consents, with respect to all Units held by the undersigned, to the following action without a meeting, without prior notice and without a vote.

    THIS CONSENT IS SOLICITED ON BEHALF OF THE TRUST BY ITS TRUSTEE. THE TRUSTEE STRONGLY RECOMMENDS THAT YOU CONSENT TO THE FOLLOWING RESOLUTION.

    1. RESOLVED, that the termination date of the Trust be extended from the date fixed at April 30, 2001 to April 30, 2021.

         [ ]  CONSENT         [ ]  WITHHOLD CONSENT        [ ]  ABSTAIN

    To consent, withhold consent or abstain from consenting to the extension of the termination date of the Trust as set forth above, check the appropriate boxes above. IF NO BOX IS MARKED ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE EXTENSION OF THE TERMINATION DATE OF THE TRUST.

                           (Please See Reverse Side)

                                                        Dated:

                                           -------------------------------- ,
                                                         2001

                                           --------------------------------
                                                     (Signature)

                                           --------------------------------
                                               (Title or authority, if
                                                     applicable)

                                           --------------------------------
                                             (Signature if held jointly)

                                              PLEASE SIGNED EXACTLY AS NAME
                                           APPEARS ON THIS CONSENT. If the
                                           Units are registered in more
                                           than one name, the signature of
                                           each person in whose name the
                                           Units are registered is
                                           required. A corporation should
                                           sign its full corporate name,
                                           with a duly authorized officer
                                           signing on behalf of the
                                           corporation and stating his or
                                           her title. Trustees, guardians,
                                           executors, and administrators
                                           should sign in their official
                                           capacity, giving their full
                                           title as such. A partnership
                                           should sign in its partnership
                                           name, with an authorized person
                                           signing on behalf of the
                                           partnership. This consent serves
                                           to vote all Units to which the
                                           signatory is entitled.

                                           PLEASE DATE, SIGN AND MAIL THE
                                           CONSENT PROMPTLY, USING THE
                                           ENCLOSED POSTAGE-PAID ENVELOPE.